Goodwill	12 Months Ended
Dec. 31, 2020
Goodwill
Goodwill
14	Goodwill

The movements of goodwill during the years are as follows:

	2020	2019

Beginning of the year

Cost	19,292,497	18,941,078
Accumulated impairment losses	(3,357,542)	(3,368,851)

Net book value	15,934,955	15,572,227

Movements:
Business combination (Note 39)	12,615	—
Impairment charge for the year	(685,036)	—
Disposal of a subsidiary - cost	—	(21,723)
Disposal of a subsidiary - impairment	—	21,723
Currency translation differences - cost	(539,577)	373,142
Currency translation differences - impairment	15,059	(10,414)

End of the year	14,738,016	15,934,955

Cost	18,765,535	19,292,497
Accumulated impairment losses	(4,027,519)	(3,357,542)

Net book value	14,738,016	15,934,955

Impairment tests for goodwill

In the impairment assessment of the Group, goodwill is allocated to groups of cash-generating units (CGUs) that are expected to benefit from the synergies of the business combination and is allocated to the relevant CGUs based on operating areas. The CGUs are consistent with those used on the purchase dates and in the impairment tests in previous years. The carrying amounts of major goodwill and goodwill impaired in 2020 allocated to individual CGUs are as follows:

	2020	2019

PRC power segment:
Yunhe Power	295,001	700,346
Linyi Power	382,500	541,307
Wuhan Power	518,484	518,484
Liaocheng Co-generation	429,750	495,448
Yantai Power Plant	31,706	62,837
Yichun Thermal Power	24,397	48,453

Overseas segment:
Tuas Power	10,666,426	11,190,944

14	Goodwill (continued)

Impairment tests for goodwill (continued)

The recoverable amount of a CGU is determined based on value-in-use calculations. The cash flow projections of CGUs are based on management’s forecasted cash flows in the next five years.  Based on existing production capacity, the domestic subsidiaries of the Company expect cash flows beyond such periods will be similar to that in the 5th year and thus a zero terminal growth rate is utilized in the forecasts. For Singapore Tuas Power, cash flows beyond the 5th year is extrapolated using a terminal growth rate of 2.0%, which is not greater than the forecasted growth rate as stipulated in the relevant report issued by the Energy Market Authority of Singapore ("EMA").

Pre-tax discount rates used for value-in-use calculations:

	2020	2019
Yunhe Power	8.98%	9.22%
Linyi Power	9.00%	9.23%
Wuhan Power	8.94%	9.21%
Liaocheng Co-generation	8.90%	9.18%
Yantai Power Plant	7.85%	9.19%
Yichun Thermal Power	8.35%	9.30%
Singapore Tuas Power	8.40%	7.33%

Key assumptions used for value-in-use calculations:

For goodwill of domestic CGUs, the key assumptions applied in the impairment tests include the expected future sales volumes (power generation hours), fuel prices and discount rate. Management determined these assumptions based on past performance and its expectations on market development. The discount rates used reflect specific risks relating to individual CGUs. Based on the impairment assessment, Yunhe Power, Linyi Power, Liaocheng Co-generation, Yantai Power Plant and Yichun Thermal Power recognized RMB405 million (2019: Nil), RMB159 million (2019: Nil), RMB66 million (2019: Nil), RMB31 million (2019: Nil) and RMB24 million (2019: Nil), impairment losses of goodwill respectively in 2020. Please refer to Note 7 for details.

For the goodwill allocated to Singapore Tuas Power, the key assumptions applied in the impairment model include the expected future sales volume, gross margin, terminal growth rate and discount rate.

The EMA released its Electricity Market Prospects Report (“EMA 2020 report”) on 30 December 2020, stating that the electricity demand is expected to grow between 2.50% and 3.1% over the next 10 years, taking into account demographic, climate and economic impacts. According to the EMA 2020 report, the compound annual growth rate of the electricity market from 2009 to 2019 was about 2.6%. The market share of Singapore Tuas Power in Singapore has remained stable, with the market share ratios being 21.1%, 20.7% and 19.3% in 2018, 2019 and 2020, respectively. The sales volumes of Singapore Tuas Power from 2021 to 2025 are forecasted based on its past performance, and a terminal growth rate of 2% (2019: 2%) is utilized in the forecast.

14	Goodwill (continued)

Key assumptions used for value-in-use calculations (continued):

In June 2020, EMA announced an exposure draft about the forward capacity market (FCM), which is planned to be initially implemented in 2021 to meet Singapore’s forecasted power demand, maintain the power safety requirement and at the same time achieve the goal of attracting power incremental investment. With the implementation of the FCM regime, the future forecasted average gross margin of electricity sales will also improve. Singapore Tuas Power adjusted the average gross margin of electricity sales during the forecast period and the terminal period accordingly.

	Impairment test	Impairment test
Gross margin of electricity sales: S$/MWh	model in 2020	model in 2019
2021	13.5	15.8
2022	15.4	28.5
2023	15.4	33.3
2024	30.1	38.5
2025	54.3	38.5
Terminal period	42.4	38.5

Management used the after-tax discount rate for power generation industry for 2021 and 2022 published by EMA in November 2020 to calculate the pre-tax discount rate used for value-in-use calculations of Tuas Power, which is 8.40% for the year ended 31 December 2020 (2019: 7.33%).

According to the impairment assessment, there was no impairment provided for the goodwill of Tuas Power for the year ended 31 December 2020 (2019: Nil). In 2020 and 2019, the fluctuation of goodwill in respect of Tuas Power was due to currency translation differences.

For the goodwill allocated to the CGU in Singapore, management has assessed that one of the most sensitive key assumptions is the pre-tax discount rate which was arrived at based on weighted average cost of capital. An absolute increase in the pre-tax discount rate of 0.5% (31 December 2019: 0.5%) would result in approximately RMB1,691 million (31 December 2019: RMB1,706 million) decrease in the recoverable amount of the CGU.

For the goodwill allocated to CGUs in the PRC, management has assessed that two of the most sensitive key assumptions are future sales volume and fuel price. If future sales volume had decreased by 1% or 5% from management’s estimates, while other variables stay constant with the expectations, the Group would have to further recognize impairment against goodwill by approximately RMB279 million and RMB1,723 million (31 December 2019: RMB322 million and RMB2,930 million), respectively. If fuel price had increased by 1% or 5% from management’s estimates, while other variables stay constant with the expectations, the Group would have to further recognize impairment against goodwill by approximately RMB488 million and RMB2,588 million (31 December 2019: RMB170 million and RMB1,829 million), respectively.